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                                EXHIBIT 99.1 (B)

(b) (i) PRO FORMA FINANCIAL INFORMATION

                         INSIGHT HEALTH SERVICES CORP.
             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                MARCH 31, 1998

                            (Amounts in thousands)

                                                                                         Signal                 Pro
                                               Historical       Historical             Acquisition             Forma
                                                 InSight          Signal               Adjustments           Combined
                                               ----------       ----------             -----------           --------
ASSETS
  Cash and cash equivalents                     $   9,650        $   1,642             $       -            $  11,292
  Trade accounts receivable, net                   21,674            3,397                     -               25,071
  Other receivables, net                              330              239                     -                  569
  Other current assets                              2,149              121                     -                2,270
                                                ---------        ---------             ---------            ---------
  Total current assets                             33,803            5,399                     -               39,202
  Property and equipment, net                      46,745           12,286                 4,309 (2)           63,340
  Investment in partnerships                          495                -                     -                  495
  Other assets net                                  2,471              660                                      3,131
  Intangible assets, net                           43,273                -                26,189 (1)           69,462
                                                ---------        ---------             ---------            ---------
                                                $ 126,787        $  18,345             $  30,498            $ 175,630
                                                ---------        ---------             ---------            ---------
                                                ---------        ---------             ---------            ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current portion of equipment and other notes  $   5,706        $   3,302             $       -            $   9,008
  Accounts payable and accrued expenses            14,905            2,121                     -               17,026
                                                ---------        ---------             ---------            ---------
  Total current liabilities                        20,611            5,423                     -               26,034
  Long term portion of equipment and other note    67,781            4,598                32,155 (1)
                                                                                           4,309 (2)          108,843
  Other                                               680            2,358                     -                3,038
                                                ---------        ---------             ---------            ---------
  Total liabilities                                89,072           12,379                36,464              137,915
                                                ---------        ---------             ---------            ---------

  Minority interest                                 1,871                -                     -                1,871
                                                ---------        ---------             ---------            ---------

    Redeemable convertible cumulative
      preferred stock                                   -            2,000                (2,000)(1)                -
                                                ---------        ---------             ---------            ---------

  Stockholders' equity
    Convertible  Series B preferred stock          23,923                -                     -               23,923
    Convertible Series C preferred stock           13,173                -                     -               13,173
    Common Stock                                        3                -                     -                    3
    Additional paid-in capital                     23,366              156                  (156)(1)           23,366
    (Accumulated deficit) retained earnings       (24,621)           4,310                (4,310)(1)          (24,621)
    Treasury stock                                      -             (500)                  500 (1)              -
                                                ---------        ---------             ---------            ---------
      Total stockholders' equity                   35,844            3,966                (3,966)              35,844
                                                ---------        ---------             ---------            ---------
                                                $ 126,787        $  18,345             $  30,498            $ 175,630
                                                ---------        ---------             ---------            ---------
                                                ---------        ---------             ---------            ---------



The pro forma condensed combined balance sheet as of March 31, 1998 reflects the following pro forma adjustments:
(1) To record the acquisition of common stock of Signal for $32,155 in borrowed funds and the resulting goodwill of $26,189.
(2) To record the acquisition of equipment for debt on equipment that is currently under operating leases.

The above reflects the acquisition of Signal by InSight using the purchase method of accounting. Under the principles of purchase accounting, the assets and liabilities of Signal are stated at fair market value (FMV). For purposes of these pro forma financial statements, the book value of Signal's assets and liabilities are assumed to approximate FMV. The excess purchase price is allocated to goodwill.





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(b) (ii)
                         INSIGHT HEALTH SERVICES CORP.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1997
                            (Amounts in thousands)

                                                                                         Signal
                                                    Historical        Historical      Acquisition           Pro Forma
                                                     InSight            Signal        Adjustments            Combined
                                                   -----------        ----------      -----------           ---------
Revenues                                           $    93,063        $  19,331       $        -            $ 112,394
                                                   -----------        ---------       ----------            ---------
Costs of services                                       52,070            9,390                -               61,460
Equipment leases                                        18,396            3,651           (1,518)(4)          20,529
Depreciation and amortization                            9,871            3,354            1,309 (1)          15,396
                                                                                                            ---------
                                                                                             862 (2)
                                                   -----------        ---------       ----------            ---------
Costs of operations                                     80,337           16,395              653               97,385
                                                   -----------        ---------       ----------            ---------

Gross profit                                            12,726            2,936             (653)              15,009

Corporate operating expenses                             7,431                -                -                7,431
                                                   -----------        ---------       ----------            ---------

Income (loss) from company operations                    5,295            2,936             (653)               7,578

Equity in earnings of unconsolidated
  partnerships                                             468                -                -                  468
                                                   -----------        ---------       ----------            ---------

Operating income (loss)                                  5,763            2,936             (653)               8,046

Interest  expense                                        4,055              720            2,894 (3)            7,669
                                                   -----------        ---------       ----------            ---------

Income (loss) before provision for taxes                 1,708            2,216           (3,547)                 377

Provision (benefit) for income taxes                       427              887           (1,220)(5)               94
                                                   -----------        ---------       ----------            ---------

Net income (loss)                                  $     1,281        $   1,329       $   (2,327)           $     283
                                                   -----------        ---------       ----------            ---------
                                                   -----------        ---------       ----------            ---------

Income (loss) per common and preferred share:
        Basic                                      $      0.25                                              $    0.05
        Diluted                                    $      0.24                                              $    0.05
Weighted average common shares
  outstanding:
        Basic                                            5,215                                                  5,215
        Diluted                                          5,440                                                  5,440


The pro forma combined condensed statement of operations for the year ended
         June 30, 1997 reflects the following acquisition adjustments:

     (1) To record amortization of goodwill over 20 years.
     (2) To record depreciation expense on operating leases purchased.
     (3) To record interest expense for acquisition financing.
     (4) To record the reversal of lease expense on operating leases purchased.
     (5) To record the tax effect on the above entries at estimated effective rates.

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

(b) (iii)
                         INSIGHT HEALTH SERVICES CORP.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998
                            (Amounts in thousands)

                                                                                    Signal
                                                 Historical      Historical       Acquisition         Pro Forma
                                                   InSight         Signal         Adjustments         Combined
                                                 ----------      ----------       -----------         ---------
Revenues                                          $  85,673       $  16,095       $       -           $ 101,768
                                                  ---------       ---------       ---------           ---------
Costs of services                                    46,038           5,993               -              52,031
Equipment leases                                     12,983           2,412          (1,138)(4)          14,257
Depreciation and amortization                        10,670           2,989             982 (1)          15,287
                                                                                        646 (2)
                                                  ---------       ---------       ---------           ---------
Costs of operations                                  69,691          11,394             490              81,575
                                                  ---------       ---------       ---------           ---------

Gross profit                                         15,982           4,701            (490)             20,193

Provision for supplemental service
  fee termination                                     6,309               -                               6,309
Corporate operating expenses                          6,510           2,165               -               8,675
                                                  ---------       ---------       ---------           ---------

Income (loss) from company operations                 3,163           2,536            (490)              5,209

Equity in earnings of unconsolidated
  partnerships                                          480               -               -                 480
                                                  ---------       ---------       ---------           ---------

Operating income (loss)                               3,643           2,536            (490)              5,689

Interest  expense                                     4,665             492           2,170 (3)           7,327
                                                  ---------       ---------       ---------           ---------

Income (loss) before provision for taxes             (1,022)          2,044          (2,660)             (1,638)

Provision (benefit) for income taxes                    431             829            (997)(5)             263
                                                  ---------       ---------       ---------           ---------

Net income (loss)                                 $  (1,453)      $   1,215       $  (1,663)          $  (1,901)
                                                  ---------       ---------       ---------           ---------
                                                  ---------       ---------       ---------           ---------

Income (loss) per common and preferred share:
         Basic                                    $   (0.19)                                          $   (0.25)
         Diluted                                  $   (0.19)                                          $   (0.25)
Weighted average common shares
  outstanding:
         Basic                                        7,590                                               7,590
         Diluted                                      7,590                                               7,590


The pro forma combined condensed statement of operations for the nine months ended March 31, 1998 reflects the following acquisition adjustments:

      (1) To record amortization of goodwill over 20 years.
      (2) To record depreciation expense on operating leases purchased.
      (3) To record interest expense for acquisition financing.
      (4) To record the reversal of lease expense on operating leases purchased.
      (5) To record the tax effect on the above entries at estimated effective rates.

                                       26